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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTIONS 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 13, 1999
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                          HERBALIFE INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)

  State of Nevada                 0-15712                      22-2695420
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   (State of or                 (Commission                  (I.R.S. Employer
Other Jurisdiction              File Number)                Identification No.)
of Incorporation)

        1880 Century Park East
        Los Angeles, California                                  90067
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (310) 410-9600
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

        On September 13, 1999, the Registrant issued a press release stating that the Registrant's Board of Directors had accepted an offer from Mark Hughes to engage in a "going private" transaction. A copy of the press release is attached hereto as Exhibit 99.1. Pursuant to this transaction, the Registrant entered into an Agreement and Plan of Merger, dated as of September 13, 1999, a copy of which is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                                    EXHIBITS

Designation      Description                           Method of Filing

Exhibit 99.1     Press Release                         Filed with this Report

Exhibit 99.2     Agreement and Plan of Merger          Filed with this Report


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                                    SIGNATURE

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized:


                            HERBALIFE INTERNATIONAL, INC.



September 14, 1999          By:    /s/ Christopher Pair
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                            Christopher Pair, Executive Vice President, Chief
                            Operating Officer and Secretary


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